SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2004



                                EATON CORPORATION
                        ------------------------------
             (Exact name of registrant as specified in its charter)

      Ohio                        1-1396                     34-0196300
  --------------                -----------              ------------------
  (State or other               (Commission               (I.R.S. Employer
    jurisdiction of             File Number)            Identification No.)
   incorporation)


               Eaton Center
             Cleveland, Ohio                                    44114
        ------------------------                               -------
 (Address of principal executive offices)                     (Zip Code)


                                 (216) 523-5000
                             ---------------------
                         Registrant's telephone number,
                               including area code


Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 21, 2004, Eaton Corporation issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Eaton Corporation

                                                  /s/ R. H. Fearon
                                                  -----------------
                                                  R. H. Fearon Chief
                                                  Financial Officer

    Date: January 20, 2004